Exhibit 99.1

POWERSECURE EXPANDS ENERGY EFFICIENCY CAPABILITIES WITH

ACQUISITION OF ESCO ENERGY SERVICES COMPANY

Wake Forest, N.C. – December 2, 2015 – PowerSecure International, Inc. (NYSE: POWR) today announced that it has acquired ESCO Energy Services, Inc. (ESCO), a private company based in Lenox, Massachusetts that provides lighting retrofit solutions which deliver energy savings for large energy services companies and commercial and industrial, institutional, utility and municipal customers across North America.

The company provides full turnkey energy efficiency services including energy audits, engineering and design, materials procurement, project management, implementation and verification. Since its inception in 1992, ESCO has delivered more than 300 million square feet of lighting upgrades.

PowerSecure paid approximately $1.8 million in total consideration, including cash and promissory notes. ESCO could also receive earn-out payments through 2018 if it exceeds certain contracted sales targets that would reflect meaningful growth.

PowerSecure anticipates that the transaction will be accretive to EPS, beginning in 2016.

“The outstanding ESCO team and capabilities we have acquired significantly expand the business development capacity of our energy efficiency services (EES) group. When combined with the proven operational foundation established by our EES team, we believe we are well positioned to capitalize on the growth we anticipate in the marketplace,” said Sidney Hinton, chief executive officer of PowerSecure.

“ESCO’s strength in New England, and their track record of success developing and delivering lighting retrofit projects in energy efficiency applications, provide an excellent complement to our existing energy efficiency business,” Hinton added.

ESCO currently has $0.7 million in contracted backlog and is actively pursuing a large pipeline of potential opportunities.

About PowerSecure

PowerSecure International, Inc. is a leading provider of utility and energy technologies to electric utilities, and their industrial, institutional and commercial customers. PowerSecure provides products and services in the areas of Interactive Distributed Generation® (IDG®), solar energy, energy efficiency and utility infrastructure.

The company is a pioneer in developing IDG® power systems with sophisticated smart grid capabilities, including the ability to 1) forecast electricity demand and electronically deploy the systems to deliver more efficient, and environmentally friendly, power at peak power times, 2) provide utilities with dedicated electric power generation capacity to utilize for demand response purposes and 3) provide customers with the most dependable standby power in the industry. Its proprietary distributed generation system designs utilize a range of technologies to deliver power, including renewables.

The company’s energy efficiency products and services include energy efficient lighting solutions that utilize LED technologies to improve lighting quality, and the design, installation and maintenance of energy conservation measures which we offer, primarily as a subcontractor, to large energy service company providers, called ESCOs, for the benefit of commercial, industrial and institutional customers as end users and directly to retailers.

PowerSecure also provides electric utilities with transmission and distribution infrastructure maintenance and construction services, and engineering and regulatory consulting services. Additional information is available at www.powersecure.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including but not limited to statements concerning the future results and prospects of the acquired ESCO business, including its prospects, growth potential and strategic value; the outlook for the company’s growth and profitability and its future revenues, earnings, margins, cash resources and cash flow and other financial and operating information and data; the company’s future business operations, strategies and prospects; and all other statements concerning the plans, intentions, expectations, projections, hopes, beliefs, objectives, goals and strategies of management, including statements about other future financial and non-financial items, performance or events and about present and future products, services, technologies and businesses; and statements of assumptions underlying the foregoing.

Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties and other factors that are difficult to predict and could cause actual results to differ materially from those expressed, projected or implied by such forward-looking statements. Important risks, uncertainties and other factors include, but are not limited to, the on-going uncertainty and inconsistency in the economy, financial markets and business markets and the effects thereof on the company’s markets and customers, the demand for its products and services, and the company’s access to capital; the size, timing and terms of sales and orders, including the company’s revenue backlog, and the risk of customers delaying, deferring or canceling purchase orders or making smaller purchases than expected; the potential adverse financial and reputational consequences that can result from safety risks and hazards such as accidents inherent in the company’s operations; the company’s ability to execute on its business orders, awards and projects efficiently and with operational excellence, in order to generate customer satisfaction, company profitability and future new business; the impact of the company’s acquisitions, including the acquisition of ESCO discussed in this press release; the company’s ability to reduce and control its costs and expenses and enhance its operating income; the company’s ability to grow its business and revenues on a profitable basis and enhance its gross margin and operating margin; the company’s product mix, especially with respect to the proportion of its growing solar energy business with the lowest gross margin of its business units; the impact of the company’s restructuring actions on its LED lighting operations; the timely and successful development, production and market acceptance of new and enhanced products, services and technologies of the company; the ability of the company to obtain adequate supplies of key components and materials of sufficient reliability and quality for its products and technologies on a timely and cost-effective basis and the effects of related warranty claims and disputes; the ability of the company to successfully expand its core distributed generation products and services, to successfully develop and achieve market acceptance of its new energy-related businesses, to successfully expand its recurring revenue projects, to manage its growth and to address the effects of any future changes in utility tariff structures and environmental requirements on its business solutions; the effects of competition; changes in customer and industry demand and preferences; the ability of the company to continue the growth and diversification of its customer base; the ability of the company to attract, retain, and motivate its executives and key personnel; changes in the energy industry in general and the electricity, oil, and natural gas markets in particular, including price levels; the effects of competition; the ability of the company to secure and maintain key contracts and relationships; the effects of pending and future litigation, claims and disputes including the securities class action; and other risks, uncertainties and other factors identified from time to time in its reports filed with or furnished to the Securities and Exchange Commission, including the company’s most recent Annual Report on Form 10-K, as well as subsequently filed reports on Form 10-Q and Form 8-K, copies of which may be obtained by visiting the investor relations page of the company’s website at www.powersecure.com or the SEC’s website at www.sec.gov.

Accordingly, there is no assurance that the results expressed, projected or implied by any forward-looking statements will be achieved, and readers are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements in this press release speak only as of the date hereof and are based on the current plans, goals, objectives, strategies, intentions, expectations and assumptions of, and the information currently available to, management. The company assumes no duty or obligation to update or revise any forward-looking statements for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise.

Contact:

John Bluth

PowerSecure International, Inc.

(919) 453-2103